UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-08544
Investment Managers Series Trust III
(Exact name of registrant as specified in charter)

235 West Galena Street
Milwaukee, Wisconsin 53212
(Address of Principal Executive Offices, including Zip Code)
Diane J. Drake
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740
(Name and Address of Agent for Service)
COPIES TO:
Laurie Anne Dee
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626
Registrant's telephone number, including area code:
(626) 385-5777
Date of fiscal year end:
May 31
Date of reporting period:
May 31, 2026
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Act”), is as follows:
FPA Queens Road Small Cap Value Fund
Advisor Class/QRSAX
ANNUAL SHAREHOLDER REPORT | May 31, 2026
This annual shareholder report contains important information about the FPA Queens Road Small Cap Value Fund (“Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Small Cap Value Fund (Advisor Class/QRSAX)	$101	0.86%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended May 31, 2026, the FPA Queens Road Small Cap Value Fund's Advisor Class (QRSAX, “Fund”) had positive performance of 35.54%. Despite the strong absolute number, the Fund underperformed its benchmark, the Russell 2000 Value Index (“Index”), by approximately 882 basis points (bps) as the Index returned 44.36% for the same period.
The Investment Team (“Team”) believes a consistent process and long-term focus are key components of success. Through careful bottom-up research and fundamental analysis, the Team seeks companies in sound financial condition trading at discounts to their estimates of intrinsic value. The Team believes owning a diversified portfolio of value-creating companies acquired at attractive prices with a margin of safety has a high likelihood of investment success over time. It is also the team’s belief that following this process should help reduce volatility and down-market capture, with an understanding that the portfolio may lag particularly during robust positive market environments. This was the experience over the most recent trailing twelve months, so the portfolio has continued to perform in line with expectations.
TOP PERFORMANCE CONTRIBUTORS*
Vishay Intertechnology (VSH) makes passive electronic components and discrete semiconductors (resistors, inductors, capacitors, MOSFETs, diodes, etc.). Although its end markets can be cyclical, competitive dynamics are stable and Vishay benefits from incremental growth in electric vehicles and industrial electrification. The industry is emerging from a cyclical downturn following the excesses and component hoarding of the Covid era. Vishay is seeing strong bookings and revenue growth across all end markets, especially industrial, including power grid applications, and its “other” category, which includes computing and AI applications. Following its April 2024 Investor Day, Vishay has been aggressively investing in sales and manufacturing capacity. Vishay is also strategically changing a company culture that was notably staid and overly-conservative. We are starting to see green shoots from these efforts.  We are cautiously optimistic about Vishay’s growth plans, but the share price has risen dramatically and the changing risk/reward dictated that we trim our position.
TD Synnex (SNX) is the largest IT distributor globally. The company has done a good job diversifying away from its historical position in hardware (PCs, peripherals, servers, networking equipment, etc.) and into software, security and services. TD Synnex is modestly levered and uses its cash flow to repurchase shares and pay dividends. The company reported blow-out earnings on March 31, 2026, which caused the stock price to jump. We think that TD Synnex is exceptionally well run, has scale and scope advantages against smaller competitors and that profits should continue to grow with IT spending at a GDP+ rate. SNX trades at roughly 11x forward earnings and continues to be a top 5 holding for the Fund, by position size.
Fabrinet (FN) is a contract manufacturer specializing in optical networking equipment and modules. This is complex work at small scales, and Fabrinet dominates its niche. The company has experienced impressive historical revenue growth and growing operating margins. Fabrinet’s highest bandwidth products are finding increasing demand in data centers, especially those data centers used to train artificial intelligence models. In 2023, Fabrinet disclosed that Nvidia is a 10% customer. FN’s stock price has more than doubled since April of 2025 on rising expectations for data center spending. We believe such spending, as capitalized in FN’s stock price, may have gotten ahead of itself and have been trimming. But the need for high bandwidth networking will continue, Fabrinet dominates its core telecom and data center markets and has prudently diversified into a handful of other niches that reward precise assembly at small scale. We believe Fabrinet will be a “compounder” for many years, and we continue to hold a position.
TOP PERFORMANCE DETRACTORS*
RLI Corp (RLI) is a specialty property and casualty insurer. The company is selective in writing business. Its diversified lines include niche areas such as school buses, Hawaii homeowners, and surety. RLI’s unique culture, incentive structures and willingness to walk away from unprofitable business have historically led to exceptional financial performance. From 2015 through 2024, the company’s combined ratio has averaged 89.3% and its ROE has averaged 16.6% despite being weighed down by excess capital. We have owned RLI since 2011 and the stock usually commands a premium valuation – we were pleased to be able to add to our position at roughly 20x this year’s earnings.
Sprouts Farmers Market (SFM) is a supermarket chain focusing on fresh, natural, and organic products. The company has strong operating margins, attractive returns on capital, and excellent new store economics. Through April 2025, SFM’s stock performed extremely well in concert with strong revenue growth and rising earnings estimates. As SFM’s valuation increased, we trimmed our position in late 2024 and early 2025. Then, when growth slowed in the second half of 2025, SFM’s share price collapsed. Today, SFM trades at a low-teens multiple of forward earnings and we are comfortable holding a mid-sized position.
Concentrix (CNXC) is one of two top customer experience (CX) vendors globally. The company began by managing call centers but has since evolved into a high-tech business process outsourcer (BPO) that also designs and runs customer-facing websites and apps, integrates the data, and optimizes a client’s customer interactions. The March 2023 acquisition of WebHelp helped consolidate the industry but left the company with roughly three turns of debt. Over the past two years, growth and margins have declined, and the market is concerned that Concentrix’s core businesses are being disrupted by AI. The company trades at very low valuation multiples, but we share the market’s concern and currently hold less than 50 bps of CNXC as of May 31, 2026.
*The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. A copy of the methodology used and a list of every holding’s contribution to the overall Fund’s performance during the quarter to date (QTD) and year to date (YTD) is available by contacting crm@fpa.com. Company descriptions were developed by the investment team and unless otherwise noted reflect the most recent data made available by the companies or third-party research firms the investment team believe to be reliable. Past performance is no guarantee, nor is it indicative, of future results.
Fund returns in the summary or results paragraph are based on the QRSAX – Advisor Class Shares and shown on a net basis. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth values. The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.
Down-Capture Market is a ratio that measures how well an investment manager performs relative to a benchmark index during periods of market decline.
Forward earnings are an estimate of the next period’s earnings of a company, usually through the completion of the current fiscal year and sometimes to the following fiscal year.
Margin of Safety - Buying with a “margin of safety” is when a security is purchased at a discount to the portfolio manager’s estimate of its intrinsic value. Buying a security with a margin of safety is intended to provide a cushion between the purchase price and the portfolio manager's estimate of intrinsic value in the event of an unexpected occurrence or analytical error. A purchase made with a margin of safety does not guarantee the security will not decline in price.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	Since Inception[1]
FPA Queens Road Small Cap Value Fund (Advisor Class/QRSAX)	35.54%	11.19%	14.95%
Russell 3000 Index	29.45%	12.92%	14.99%
Russell 2000® Value Index	44.36%	7.27%	12.95%
1	Advisor Class commenced operations on December 1, 2020.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/fpa-queens-road-small-cap-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,353,352,843
Total number of portfolio holdings	48
Total advisory fees paid (net)	$7,179,100
Portfolio turnover rate as of the end of the reporting period	17%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer.  The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
TD SYNNEX Corp.	5.5%
Vishay Intertechnology, Inc.	4.9%
Arrow Electronics, Inc.	3.9%
Vanguard 0-3 Month Treasury Bill ETF, 0.216%	3.4%
Synaptics, Inc.	3.4%
Littelfuse, Inc.	3.2%
UGI Corp.	3.2%
New Jersey Resources Corp.	2.9%
RLI Corp.	2.8%
PVH Corp.	2.7%
Asset Allocation
Sector Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA Queens Road Small Cap Value Fund - Advisor Class

FPA Queens Road Small Cap Value Fund
Institutional Class/QRSIX
ANNUAL SHAREHOLDER REPORT | May 31, 2026
This annual shareholder report contains important information about the FPA Queens Road Small Cap Value Fund (“Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Small Cap Value Fund (Institutional Class/QRSIX)	$93	0.79%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended May 31, 2026, the FPA Queens Road Small Cap Value Fund's Institutional Class (QRSIX, “Fund”) had positive performance of 35.76%. Despite the strong absolute number, the Fund underperformed its benchmark, the Russell 2000 Value Index (“Index”), by approximately 860 basis points (bps) as the Index returned 44.36% for the same period.
The Investment Team (“Team”) believes a consistent process and long-term focus are key components of success. Through careful bottom-up research and fundamental analysis, the Team seeks companies in sound financial condition trading at discounts to their estimates of intrinsic value. The Team believes owning a diversified portfolio of value-creating companies acquired at attractive prices with a margin of safety has a high likelihood of investment success over time. It is also the team’s belief that following this process should help reduce volatility and down-market capture, with an understanding that the portfolio may lag particularly during robust positive market environments. This was the experience over the most recent trailing twelve months, so the portfolio has continued to perform in line with expectations.
TOP PERFORMANCE CONTRIBUTORS*
Vishay Intertechnology (VSH) makes passive electronic components and discrete semiconductors (resistors, inductors, capacitors, MOSFETs, diodes, etc.). Although its end markets can be cyclical, competitive dynamics are stable and Vishay benefits from incremental growth in electric vehicles and industrial electrification. The industry is emerging from a cyclical downturn following the excesses and component hoarding of the Covid era. Vishay is seeing strong bookings and revenue growth across all end markets, especially industrial, including power grid applications, and its “other” category, which includes computing and AI applications. Following its April 2024 Investor Day, Vishay has been aggressively investing in sales and manufacturing capacity. Vishay is also strategically changing a company culture that was notably staid and overly-conservative. We are starting to see green shoots from these efforts.  We are cautiously optimistic about Vishay’s growth plans, but the share price has risen dramatically and the changing risk/reward dictated that we trim our position.
TD Synnex (SNX) is the largest IT distributor globally. The company has done a good job diversifying away from its historical position in hardware (PCs, peripherals, servers, networking equipment, etc.) and into software, security and services. TD Synnex is modestly levered and uses its cash flow to repurchase shares and pay dividends. The company reported blow-out earnings on March 31, 2026, which caused the stock price to jump. We think that TD Synnex is exceptionally well run, has scale and scope advantages against smaller competitors and that profits should continue to grow with IT spending at a GDP+ rate. SNX trades at roughly 11x forward earnings and continues to be a top 5 holding for the Fund, by position size.
Fabrinet (FN) is a contract manufacturer specializing in optical networking equipment and modules. This is complex work at small scales, and Fabrinet dominates its niche. The company has experienced impressive historical revenue growth and growing operating margins. Fabrinet’s highest bandwidth products are finding increasing demand in data centers, especially those data centers used to train artificial intelligence models. In 2023, Fabrinet disclosed that Nvidia is a 10% customer. FN’s stock price has more than doubled since April of 2025 on rising expectations for data center spending. We believe such spending, as capitalized in FN’s stock price, may have gotten ahead of itself and have been trimming. But the need for high bandwidth networking will continue, Fabrinet dominates its core telecom and data center markets and has prudently diversified into a handful of other niches that reward precise assembly at small scale. We believe Fabrinet will be a “compounder” for many years, and we continue to hold a position.
TOP PERFORMANCE DETRACTORS*
RLI Corp (RLI) is a specialty property and casualty insurer. The company is selective in writing business. Its diversified lines include niche areas such as school buses, Hawaii homeowners, and surety. RLI’s unique culture, incentive structures and willingness to walk away from unprofitable business have historically led to exceptional financial performance. From 2015 through 2024, the company’s combined ratio has averaged 89.3% and its ROE has averaged 16.6% despite being weighed down by excess capital. We have owned RLI since 2011 and the stock usually commands a premium valuation – we were pleased to be able to add to our position at roughly 20x this year’s earnings.
Sprouts Farmers Market (SFM) is a supermarket chain focusing on fresh, natural, and organic products. The company has strong operating margins, attractive returns on capital, and excellent new store economics. Through April 2025, SFM’s stock performed extremely well in concert with strong revenue growth and rising earnings estimates. As SFM’s valuation increased, we trimmed our position in late 2024 and early 2025. Then, when growth slowed in the second half of 2025, SFM’s share price collapsed. Today, SFM trades at a low-teens multiple of forward earnings and we are comfortable holding a mid-sized position.
Concentrix (CNXC) is one of two top customer experience (CX) vendors globally. The company began by managing call centers but has since evolved into a high-tech business process outsourcer (BPO) that also designs and runs customer-facing websites and apps, integrates the data, and optimizes a client’s customer interactions. The March 2023 acquisition of WebHelp helped consolidate the industry but left the company with roughly three turns of debt. Over the past two years, growth and margins have declined, and the market is concerned that Concentrix’s core businesses are being disrupted by AI. The company trades at very low valuation multiples, but we share the market’s concern and currently hold less than 50 bps of CNXC as of May 31, 2026.
*The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. A copy of the methodology used and a list of every holding’s contribution to the overall Fund’s performance during the quarter to date (QTD) and year to date (YTD) is available by contacting crm@fpa.com. Company descriptions were developed by the investment team and unless otherwise noted reflect the most recent data made available by the companies or third-party research firms the investment team believe to be reliable. Past performance is no guarantee, nor is it indicative, of future results.
Fund returns in the summary or results paragraph are based on the QRSIX – Institutional Class Shares and shown on a net basis. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth values. The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.
Down-Capture Market is a ratio that measures how well an investment manager performs relative to a benchmark index during periods of market decline.
Forward earnings are an estimate of the next period’s earnings of a company, usually through the completion of the current fiscal year and sometimes to the following fiscal year.
Margin of Safety - Buying with a “margin of safety” is when a security is purchased at a discount to the portfolio manager’s estimate of its intrinsic value. Buying a security with a margin of safety is intended to provide a cushion between the purchase price and the portfolio manager's estimate of intrinsic value in the event of an unexpected occurrence or analytical error. A purchase made with a margin of safety does not guarantee the security will not decline in price.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $100,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	Since Inception[1]
FPA Queens Road Small Cap Value Fund (Institutional Class/QRSIX)	35.76%	11.34%	15.09%
Russell 3000 Index	29.45%	12.92%	14.99%
Russell 2000® Value Index	44.36%	7.27%	12.95%
1	Institutional Class commenced operations on December 1, 2020.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/fpa-queens-road-small-cap-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,353,352,843
Total number of portfolio holdings	48
Total advisory fees paid (net)	$7,179,100
Portfolio turnover rate as of the end of the reporting period	17%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer.  The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
TD SYNNEX Corp.	5.5%
Vishay Intertechnology, Inc.	4.9%
Arrow Electronics, Inc.	3.9%
Vanguard 0-3 Month Treasury Bill ETF, 0.216%	3.4%
Synaptics, Inc.	3.4%
Littelfuse, Inc.	3.2%
UGI Corp.	3.2%
New Jersey Resources Corp.	2.9%
RLI Corp.	2.8%
PVH Corp.	2.7%
Asset Allocation
Sector Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA Queens Road Small Cap Value Fund - Institutional Class

FPA Queens Road Small Cap Value Fund
Investor Class/QRSVX
ANNUAL SHAREHOLDER REPORT | May 31, 2026
This annual shareholder report contains important information about the FPA Queens Road Small Cap Value Fund (“Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Small Cap Value Fund (Investor Class/QRSVX)	$110	0.93%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the 12-month period ended May 31, 2026, the FPA Queens Road Small Cap Value Fund's Investor Class (QRSVX, “Fund”) had positive performance of 35.56%. Despite the strong absolute number, the Fund underperformed its benchmark, the Russell 2000 Value Index (“Index”), by approximately 880 basis points (bps) as the Index returned 44.36% for the same period.
The Investment Team (“Team”) believes a consistent process and long-term focus are key components of success. Through careful bottom-up research and fundamental analysis, the Team seeks companies in sound financial condition trading at discounts to their estimates of intrinsic value. The Team believes owning a diversified portfolio of value-creating companies acquired at attractive prices with a margin of safety has a high likelihood of investment success over time. It is also the team’s belief that following this process should help reduce volatility and down-market capture, with an understanding that the portfolio may lag particularly during robust positive market environments. This was the experience over the most recent trailing twelve months, so the portfolio has continued to perform in line with expectations.
TOP PERFORMANCE CONTRIBUTORS*
Vishay Intertechnology (VSH) makes passive electronic components and discrete semiconductors (resistors, inductors, capacitors, MOSFETs, diodes, etc.). Although its end markets can be cyclical, competitive dynamics are stable and Vishay benefits from incremental growth in electric vehicles and industrial electrification. The industry is emerging from a cyclical downturn following the excesses and component hoarding of the Covid era. Vishay is seeing strong bookings and revenue growth across all end markets, especially industrial, including power grid applications, and its “other” category, which includes computing and AI applications. Following its April 2024 Investor Day, Vishay has been aggressively investing in sales and manufacturing capacity. Vishay is also strategically changing a company culture that was notably staid and overly-conservative. We are starting to see green shoots from these efforts.  We are cautiously optimistic about Vishay’s growth plans, but the share price has risen dramatically and the changing risk/reward dictated that we trim our position.
TD Synnex (SNX) is the largest IT distributor globally. The company has done a good job diversifying away from its historical position in hardware (PCs, peripherals, servers, networking equipment, etc.) and into software, security and services. TD Synnex is modestly levered and uses its cash flow to repurchase shares and pay dividends. The company reported blow-out earnings on March 31, 2026, which caused the stock price to jump. We think that TD Synnex is exceptionally well run, has scale and scope advantages against smaller competitors and that profits should continue to grow with IT spending at a GDP+ rate. SNX trades at roughly 11x forward earnings and continues to be a top 5 holding for the Fund, by position size.
Fabrinet (FN) is a contract manufacturer specializing in optical networking equipment and modules. This is complex work at small scales, and Fabrinet dominates its niche. The company has experienced impressive historical revenue growth and growing operating margins. Fabrinet’s highest bandwidth products are finding increasing demand in data centers, especially those data centers used to train artificial intelligence models. In 2023, Fabrinet disclosed that Nvidia is a 10% customer. FN’s stock price has more than doubled since April of 2025 on rising expectations for data center spending. We believe such spending, as capitalized in FN’s stock price, may have gotten ahead of itself and have been trimming. But the need for high bandwidth networking will continue, Fabrinet dominates its core telecom and data center markets and has prudently diversified into a handful of other niches that reward precise assembly at small scale. We believe Fabrinet will be a “compounder” for many years, and we continue to hold a position.
TOP PERFORMANCE DETRACTORS*
RLI Corp (RLI) is a specialty property and casualty insurer. The company is selective in writing business. Its diversified lines include niche areas such as school buses, Hawaii homeowners, and surety. RLI’s unique culture, incentive structures and willingness to walk away from unprofitable business have historically led to exceptional financial performance. From 2015 through 2024, the company’s combined ratio has averaged 89.3% and its ROE has averaged 16.6% despite being weighed down by excess capital. We have owned RLI since 2011 and the stock usually commands a premium valuation – we were pleased to be able to add to our position at roughly 20x this year’s earnings.
Sprouts Farmers Market (SFM) is a supermarket chain focusing on fresh, natural, and organic products. The company has strong operating margins, attractive returns on capital, and excellent new store economics. Through April 2025, SFM’s stock performed extremely well in concert with strong revenue growth and rising earnings estimates. As SFM’s valuation increased, we trimmed our position in late 2024 and early 2025. Then, when growth slowed in the second half of 2025, SFM’s share price collapsed. Today, SFM trades at a low-teens multiple of forward earnings and we are comfortable holding a mid-sized position.
Concentrix (CNXC) is one of two top customer experience (CX) vendors globally. The company began by managing call centers but has since evolved into a high-tech business process outsourcer (BPO) that also designs and runs customer-facing websites and apps, integrates the data, and optimizes a client’s customer interactions. The March 2023 acquisition of WebHelp helped consolidate the industry but left the company with roughly three turns of debt. Over the past two years, growth and margins have declined, and the market is concerned that Concentrix’s core businesses are being disrupted by AI. The company trades at very low valuation multiples, but we share the market’s concern and currently hold less than 50 bps of CNXC as of May 31, 2026.
*The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. A copy of the methodology used and a list of every holding’s contribution to the overall Fund’s performance during the quarter to date (QTD) and year to date (YTD) is available by contacting crm@fpa.com. Company descriptions were developed by the investment team and unless otherwise noted reflect the most recent data made available by the companies or third-party research firms the investment team believe to be reliable. Past performance is no guarantee, nor is it indicative, of future results.
Fund returns in the summary or results paragraph are based on the QRSVX – Investor Class Shares and shown on a net basis. Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. The Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower relative forecasted growth values. The Russell 2000 index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. It is a market-cap weighted index. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.
Down-Capture Market is a ratio that measures how well an investment manager performs relative to a benchmark index during periods of market decline.
Forward earnings are an estimate of the next period’s earnings of a company, usually through the completion of the current fiscal year and sometimes to the following fiscal year.
Margin of Safety - Buying with a “margin of safety” is when a security is purchased at a discount to the portfolio manager’s estimate of its intrinsic value. Buying a security with a margin of safety is intended to provide a cushion between the purchase price and the portfolio manager's estimate of intrinsic value in the event of an unexpected occurrence or analytical error. A purchase made with a margin of safety does not guarantee the security will not decline in price.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
FPA Queens Road Small Cap Value Fund (Investor Class/QRSVX)	35.56%	11.16%	11.42%
Russell 3000 Index	29.45%	12.92%	15.12%
Russell 2000® Value Index	44.36%	7.27%	10.50%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/fpa-queens-road-small-cap-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,353,352,843
Total number of portfolio holdings	48
Total advisory fees paid (net)	$7,179,100
Portfolio turnover rate as of the end of the reporting period	17%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer.  The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
TD SYNNEX Corp.	5.5%
Vishay Intertechnology, Inc.	4.9%
Arrow Electronics, Inc.	3.9%
Vanguard 0-3 Month Treasury Bill ETF, 0.216%	3.4%
Synaptics, Inc.	3.4%
Littelfuse, Inc.	3.2%
UGI Corp.	3.2%
New Jersey Resources Corp.	2.9%
RLI Corp.	2.8%
PVH Corp.	2.7%
Asset Allocation
Sector Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-road-small-cap-value-fund. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA Queens Road Small Cap Value Fund - Investor Class

FPA Queens Road Value Fund
QRVLX
ANNUAL SHAREHOLDER REPORT | May 31, 2026
This annual shareholder report contains important information about the FPA Queens Road Value Fund (“Fund”) for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://fpa.com/funds/overview/fpa-queens-value-fund. You can also request this information by contacting us at (800) 638-3060.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Queens Road Value Fund (QRVLX)	$76	0.70%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
For the twelve-month period ending May 31, 2026, the FPA Queens Road Value Fund’s (QRVLX, “Fund”) net return was 16.31%, which includes reinvestment of all distributions. The S&P 500 Value Index (“Index”) return for the same period was 22.70%.
What affected the Fund’s performance?
Fund performance can be attributed to the following:
For the 12 months ending May 31, 2026, we believe the portfolio performed relatively well given the narrowness and extent of market leadership. This was most apparent in the performance of Information Technology (“Tech”) relative to other sectors. Over the course of the period, the Tech sector within the Index was up over 60% followed by Energy which delivered a return of approximately 43%, and Materials which gained roughly 20%. From a sector positioning perspective, the Fund is underweight Tech (roughly 13% vs. the Index’s 22% weighting) and is void of any investments in the Energy and Materials sectors. However, the Fund’s stock selection within Tech meaningfully outperformed the Index constituents, which helped the Fund keep the amount of underperformance to a reasonable level and consistent with expectations. It is the team’s belief that the portfolio is likely to lag during robust (positive) market environments. This was the experience over the most recent trailing twelve months, so the portfolio has continued to perform in line with expectations.
The biggest area of weakness in terms of stock selection for the period was seen within Financials where shares of Ameriprise, Berkshire Hathaway and Fiserv were down during the period. Similarly, within Consumer Discretionary, shares of McDonalds also declined. It should be noted that shares of Fiserv were sold out of the portfolio towards the end of calendar year 2025.
On the positive side, the Fund’s three holdings within Tech (Intel, Oracle, and Cisco Systems) were also the three largest contributors to performance for the period, followed by shares of Eaton Corp within the Industrial sector and Bank of New York Mellon within Financials.
The information provided does not reflect all positions purchased, sold or recommended during the trailing twelve months (“TTM”). It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities or sectors listed. A copy of the methodology used and a list of every holding’s contribution to the overall Fund’s performance during the quarter to date (QTD) and year to date (YTD) is available by contacting crm@fpa.com. Company descriptions were developed by the investment team and unless otherwise noted reflect the most recent data made available by the companies or third-party research firms the investment team believe to be reliable.
Indices are unmanaged and do not reflect any commissions, transaction costs, or fees and expenses which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. You cannot invest directly in an index. S&P 500 Value Index measures constituents from the S&P 500 Index that are classified as value stocks based on three factors: the ratios of book value, earnings, and sales to price. The index is a modified market cap-weighted index. Past performance is no guarantee, nor is it indicative, of future results.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $100,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
FPA Queens Road Value Fund (QRVLX)	16.31%	9.75%	11.72%
S&P 500® Index	29.78%	14.15%	15.65%
S&P 500® Value Index	22.70%	11.03%	12.01%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpa.com/funds/performance/fpa-queens-value-fund for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$56,469,271
Total number of portfolio holdings	29
Total advisory fees paid (net)	$136,554
Portfolio turnover rate as of the end of the reporting period	0%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer.  The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
Oracle Corp.	7.3%
Trane Technologies PLC	7.3%
Eaton Corp. PLC	7.1%
American Express Co.	6.2%
Intel Corp.	5.3%
General Dynamics Corp.	4.9%
JPMorgan Chase & Co.	4.8%
Ameriprise Financial, Inc.	4.7%
Cisco Systems, Inc.	4.4%
Berkshire Hathaway, Inc. - Class A	3.8%
Asset Allocation
Sector Allocation
Material Fund Changes
On October 1, 2025, the Adviser agreed to limit the annual fund operating expenses to 0.73%. Prior to October 1, 2025, the Adviser had contractually agreed to limit the annual fund operating expenses to 0.65%.
On October 14, 2025, based on the recommendation of the Fund’s adviser, First Pacific Advisors, L.P. (the “Adviser”) and the Fund’s sub-adviser, Bragg Financial Advisors, Inc. (the “Sub-Adviser”), the Board of Trustees of the Trust has approved the reorganization of the Fund (the “Fund”) into an exchange-traded fund (the “Reorganization”). The Reorganization of the Fund is subject to approval by its shareholders and will occur pursuant to an Agreement and Plan of Reorganization whereby the Fund will transfer all of its assets and liabilities to the FPA Queens Road Value ETF (the “ETF”), a newly created series of the Trust. If approved, each shareholder of the Fund will receive shares of the ETF and/or cash equal to the value of the shares of the Fund owned by the shareholder.
At the meeting held on April 6, 2026, shareholders of the Fund approved the Reorganization, and the results of the shareholder meeting are disclosed on Supplemental Information page. The Reorganization is expected to take effect in the fourth quarter of 2026.
This is a summary of certain changes to the Fund since June 1, 2025. For more complete information, you may review the Fund's prospectus, which is dated September 30, 2025 at https://fpa.com/funds/overview/fpa-queens-value-fund.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpa.com/funds/overview/fpa-queens-value-fund. You can also request this information by contacting us at (800) 638-3060.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 638-3060 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA Queens Road Value Fund

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-982-4372.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that John Zader and Sandra Brown, who are members of the Registrant’s Audit Committee and Board of Trustees, are “audit committee financial experts” and are “independent” as those terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FPA Queens Road Fund	FYE 5/31/2026	FYE 5/31/2025
(a)	Audit Fees	$29,000	$27,000
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$5,000	$5,000
(d)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FPA Queens Road Funds	FYE 5/31/2026	FYE 5/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

	FPA Queens Road Funds	FYE 5/31/2026	FYE 5/31/2025
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

FPA Queens Road Small Cap Value Fund

(Investor Class: QRSVX)

(Institutional Class: QRSIX)

(Advisor Class: QRSAX)

ANNUAL FINANCIALS AND OTHER INFORMATION

MAY 31, 2026

FPA Queens Road Small Cap Value Fund

A series of Investment Managers Series Trust III

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights
Schedule of Investments	1
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights
Investor Class	7
Institutional Class	8
Advisor Class	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19

This report and the financial statements contained herein are provided for the general information of the shareholders of the FPA Queens Road Small Cap Value Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective shareholder report and prospectus.

www.fpa.com

FPA Queens Road Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2026

Number of Shares		Value
	COMMON STOCKS — 86.9%
	AEROSPACE & DEFENSE — 1.2%
109,929	Ducommun, Inc.*	$16,733,392
	APPAREL & TEXTILE PRODUCTS — 4.2%
878,700	Levi Strauss & Co. - Class A	20,385,840
387,628	PVH Corp.	36,157,940
		56,543,780
	AUTOMOTIVE — 2.2%
241,223	Dorman Products, Inc.*	29,892,354
	BANKING — 5.8%
323,282	Axos Financial, Inc.*	28,096,439
228,738	Bank of NT Butterfield & Son Ltd.	12,914,547
130,104	Five Star Bancorp	5,494,292
404,754	ServisFirst Bancshares, Inc.	31,566,764
		78,072,042
	CONSUMER SERVICES — 1.5%
1,055,661	Upbound Group, Inc.	20,279,248
	CONTAINERS & PACKAGING — 0.3%
363,852	Graphic Packaging Holding Co.	4,096,974
	ELECTRIC UTILITIES — 0.3%
74,073	Unitil Corp.	3,705,872
	ELECTRICAL EQUIPMENT — 3.2%
93,761	Littelfuse, Inc.	43,774,198
	ENGINEERING & CONSTRUCTION — 0.3%
27,619	Everus Construction Group, Inc.*	4,108,879
	FOOD — 1.4%
331,396	Darling Ingredients, Inc.*	19,585,504
	GAS & WATER UTILITIES — 8.2%
1,358,295	MDU Resources Group, Inc.	28,632,858
704,091	New Jersey Resources Corp.	38,901,028
1,228,590	UGI Corp.	42,902,363
		110,436,249
	INDUSTRIAL INTERMEDIATE PRODUCTS — 0.3%
102,635	L B Foster Co. - Class A*	4,222,404
	INDUSTRIAL SUPPORT SERVICES — 2.1%
258,539	MSC Industrial Direct Co., Inc. - Class A	28,302,264
	INSURANCE — 6.5%
675,283	CNO Financial Group, Inc.	31,042,760
415,832	Horace Mann Educators Corp.	19,015,997
750,524	RLI Corp.	37,556,221
		87,614,978

FPA Queens Road Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2026

Number of Shares		Value
	COMMON STOCKS (Continued)
	INTERNET MEDIA & SERVICES — 1.1%
341,303	IAC, Inc.*	$15,321,092
	MACHINERY — 8.6%
224,475	AGCO Corp.	25,204,053
14,730	CSW Industrials, Inc.	4,079,768
81,171	Graco, Inc.	6,124,352
200,245	JBT Marel Corp.	26,910,925
235,640	Oshkosh Corp.	30,633,200
394,682	Terex Corp.	22,962,599
		115,914,897
	PUBLISHING & BROADCASTING — 1.9%
631,707	Scholastic Corp.	25,584,134
	RETAIL - CONSUMER STAPLES — 3.9%
356,802	Ingles Markets, Inc. - Class A	31,562,705
264,656	Sprouts Farmers Market, Inc.*	21,865,879
		53,428,584
	RETAIL - DISCRETIONARY — 1.5%
347,996	Advance Auto Parts, Inc.	20,963,279
	SEMICONDUCTORS — 8.3%
332,713	Synaptics, Inc.*	45,674,841
1,281,706	Vishay Intertechnology, Inc.	66,712,797
		112,387,638
	SOFTWARE — 0.3%
125,731	Concentrix Corp.	3,556,930
	SPECIALTY FINANCE — 6.0%
439,459	First American Financial Corp.	29,105,370
941,532	MGIC Investment Corp.	23,745,437
213,043	Nelnet, Inc., Class A	27,817,024
		80,667,831
	TECHNOLOGY HARDWARE — 13.2%
249,675	Arrow Electronics, Inc.*	53,587,745
43,673	Fabrinet*	28,569,130
90,289	InterDigital, Inc.	22,760,954
284,230	TD SYNNEX Corp.	74,263,614
		179,181,443
	TECHNOLOGY SERVICES — 1.2%
154,904	Science Applications International Corp.	16,140,997
	WHOLESALE - DISCRETIONARY — 3.4%
297,244	ePlus, Inc.	24,400,760

FPA Queens Road Small Cap Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2026

Number of Shares		Value
	COMMON STOCKS (Continued)
	WHOLESALE - DISCRETIONARY (Continued)
677,440	G-III Apparel Group Ltd.	$21,901,635
		46,302,395
	TOTAL COMMON STOCKS
	(Cost $754,749,107)	1,176,817,358
	EXCHANGE-TRADED FUNDS — 3.4%
605,802	Vanguard 0-3 Month Treasury Bill ETF	45,841,037
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $45,682,494)	45,841,037
	SHORT-TERM INVESTMENTS — 9.5%
	MONEY MARKET INVESTMENTS — 9.5%
128,293,126	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class, 3.44%(a)	128,293,126
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $128,293,126)	128,293,126

	TOTAL INVESTMENTS — 99.8%
	(Cost $928,724,727)	1,350,951,521
	Other Assets in Excess of Liabilities — 0.2%	2,401,322
	TOTAL NET ASSETS — 100.0%	$1,353,352,843

ETF – Exchange-Traded Fund

*	Non-income producing security.
(a)	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

FPA Queens Road Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2026

Assets:
Investments, at value (cost $928,724,727)	$1,350,951,521
Receivables:
Fund shares sold	1,980,095
Dividends and interest	2,379,571
Prepaid expenses	26,185
Total assets	1,355,337,372

Liabilities:
Payables:
Investment securities purchased	504,948
Fund shares redeemed	459,745
Advisory fees	728,804
Shareholder servicing fees (Note 7)	194,586
Fund services fees	44,522
Auditing fees	16,382
Trustees' deferred compensation (Note 3)	11,118
Shareholder reporting fees	4,650
Legal fees	2,981
Chief Compliance Officer fees	930
Trustees' fees and expenses	763
Accrued other expenses	15,100
Total liabilities	1,984,529

Net Assets	$1,353,352,843

Components of Net Assets:
Capital Stock (no par value with an unlimited number of shares authorized)	$880,261,065
Total distributable earnings (accumulated deficit)	473,091,778
Net Assets	$1,353,352,843

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$165,184,533
Shares of beneficial interest issued and outstanding	3,196,293
Redemption price per share	$51.68

Institutional Class Shares:
Net assets applicable to shares outstanding	$1,127,613,327
Shares of beneficial interest issued and outstanding	21,830,098
Redemption price per share	$51.65

Advisor Class Shares:
Net assets applicable to shares outstanding	$60,554,983
Shares of beneficial interest issued and outstanding	1,175,985
Redemption price per share	$51.49

See accompanying Notes to Financial Statements.

FPA Queens Road Small Cap Value Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2026

Investment income:
Dividends	$19,035,273
Interest	2,758,650
Total investment income	21,793,923

Expenses:
Advisory fees	7,179,100
Shareholder servicing fees - Investor Class (Note 7)	282,007
Shareholder servicing fees - Institutional Class (Note 7)	720,366
Shareholder servicing fees - Advisor Class (Note 7)	66,671
Fund services fees	238,280
Registration fees	77,779
Shareholder reporting fees	53,352
Legal fees	51,316
Trustees' fees and expenses	48,610
Miscellaneous	36,026
Redemption liquidity service	34,406
Insurance fees	17,953
Auditing fees	17,317
Chief Compliance Officer fees	10,850
Total expenses	8,834,033
Net investment income (loss)	12,959,890

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	63,961,851
In-kind redemptions	44,410,391
Total realized gain (loss)	108,372,242
Net change in unrealized appreciation (depreciation) on:
Investments	221,877,217
Net change in unrealized appreciation (depreciation)	221,877,217
Net realized and unrealized gain (loss)	330,249,459

Net Increase (Decrease) in Net Assets from Operations	$343,209,349

See accompanying Notes to Financial Statements.

FPA Queens Road Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2026	For the Year Ended May 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$12,959,890	$8,038,370
Total realized gain (loss) on investments	108,372,242	32,898,512
Net change in unrealized appreciation (depreciation) on investments	221,877,217	25,946,662
Net increase (decrease) in net assets resulting from operations	343,209,349	66,883,544

Distributions to Shareholders:
Distributions:
Investor Class	(5,471,396)	(4,334,028)
Institutional Class	(39,176,209)	(32,840,884)
Advisor Class	(1,900,989)	(1,546,449)
Total distributions to shareholders	(46,548,594)	(38,721,361)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	70,178,770	31,256,196
Institutional Class	248,048,006	215,903,807
Advisor Class	22,361,453	12,763,673
Reinvestment of distributions:
Investor Class	5,453,717	4,326,093
Institutional Class	35,560,172	30,073,326
Advisor Class	1,842,523	1,510,109
Cost of shares redeemed:
Investor Class	(39,753,451)	(25,937,442)
Institutional Class	(187,682,827)	(89,648,643)
Advisor Class	(8,796,136)	(23,869,104)
Net increase (decrease) in net assets from capital transactions	147,212,227	156,378,015

Total increase (decrease) in net assets	443,872,982	184,540,198

Net Assets:
Beginning of period	909,479,861	724,939,663
End of period	$1,353,352,843	$909,479,861
Capital Share Transactions:
Shares sold:
Investor Class	1,566,057	795,691
Institutional Class	5,495,110	5,549,972
Advisor Class	495,717	323,488
Shares reinvested:
Investor Class	126,566	111,411
Institutional Class	826,212	775,485
Advisor Class	42,929	39,001
Shares redeemed:
Investor Class	(891,548)	(668,386)
Institutional Class	(4,142,239)	(2,330,783)
Advisor Class	(194,583)	(611,069)
Net increase (decrease) in capital share transactions	3,324,221	3,984,810

See accompanying Notes to Financial Statements.

FPA Queens Road Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2026	2025	2024	2023[1]	2022[1]
Net asset value, beginning of period	$39.79	$38.40	$32.12	$34.03	$35.52
Income from Investment Operations:
Net investment income (loss)[2]	0.48	0.35	0.27	0.31	0.07
Net realized and unrealized gain (loss)	13.30	2.93	6.96	(1.54)	(0.95)
Total from investment operations	13.78	3.28	7.23	(1.23)	(0.88)

Less Distributions:
From net investment income	(0.42)	(0.31)	(0.44)	-	-
From net realized gain	(1.47)	(1.58)	(0.51)	(0.68)	(0.61)
Total distributions	(1.89)	(1.89)	(0.95)	(0.68)	(0.61)
Net asset value, end of period	$51.68	$39.79	$38.40	$32.12	$34.03

Total return[3]	35.56%	8.67%	22.62%	(3.63)%	(2.52)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$165,185	$95,295	$82,801	$72,820	$82,461

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.93%	0.92%	0.98%	1.00%	1.00%
After fees waived and expenses absorbed	0.93%	0.92%	0.98%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.06%	0.89%	0.77%	0.95%	0.21%
After fees waived and expenses absorbed	1.06%	0.89%	0.77%	0.95%	0.21%

Portfolio turnover rate	17%	15%	19%	13%	10%

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	Based on average shares outstanding for the period.
[3]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA Queens Road Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2026	2025	2024	2023[1]	2022[1]
Net asset value, beginning of period	$39.75	$38.37	$32.10	$33.99	$35.52
Income from Investment Operations:
Net investment income (loss)[2]	0.54	0.41	0.34	0.37	0.13
Net realized and unrealized gain (loss)	13.29	2.93	6.95	(1.54)	(0.94)
Total from investment operations	13.83	3.34	7.29	(1.17)	(0.81)

Less Distributions:
From net investment income	(0.46)	(0.38)	(0.51)	(0.04)	(0.11)
From net realized gain	(1.47)	(1.58)	(0.51)	(0.68)	(0.61)
Total distributions	(1.93)	(1.96)	(1.02)	(0.72)	(0.72)

Redemption fee proceeds	-	-	-	-	-
Net asset value, end of period	$51.65	$39.75	$38.37	$32.10	$33.99

Total return[3]	35.76%	8.82%	22.82%	(3.44)%	(2.34)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,127,613	$781,187	$600,743	$367,607	$376,221

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.79%	0.78%	0.79%	0.81%	0.83%
After fees waived and expenses absorbed	0.79%	0.78%	0.79%	0.81%	0.83%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.20%	1.03%	0.97%	1.14%	0.38%
After fees waived and expenses absorbed	1.20%	1.03%	0.97%	1.14%	0.38%

Portfolio turnover rate	17%	15%	19%	13%	10%

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	Based on average shares outstanding for the period.
[3]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA Queens Road Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2026	2025	2024	2023[1]	2022[1]
Net asset value, beginning of period	$39.67	$38.31	$32.05	$33.94	$35.52
Income from Investment Operations:
Net investment income (loss) [2]	0.51	0.37	0.30	0.34	0.10
Net realized and unrealized gain (loss)	13.21	2.90	6.94	(1.54)	(0.95)
Total from investment operations	13.72	3.27	7.24	(1.20)	(0.85)

Less Distributions:
From net investment income	(0.43)	(0.33)	(0.47)	(0.01)	(0.12)
From net realized gain	(1.47)	(1.58)	(0.51)	(0.68)	(0.61)
Total distributions	(1.90)	(1.91)	(0.98)	(0.69)	(0.73)
Net asset value, end of period	$51.49	$39.67	$38.31	$32.05	$33.94

Total return[3]	35.54%	8.66%	22.69%	(3.56)%	(2.46)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$60,555	$32,998	$41,396	$43,514	$39,219

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.86%	0.86%	0.90%	0.93%	0.93%
After fees waived and expenses absorbed	0.86%	0.86%	0.90%	0.93%	0.93%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.13%	0.95%	0.85%	1.04%	0.28%
After fees waived and expenses absorbed	1.13%	0.95%	0.85%	1.04%	0.28%

Portfolio turnover rate	17%	15%	19%	13%	10%

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	Based on average shares outstanding for the period.
[3]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2026

Note 1 – Organization

FPA Queens Road Small Cap Value Fund (the “Fund”) is a diversified series of Investment Managers Series Trust III (the “Trust”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital growth. First Pacific Advisors, LP (the “Adviser”) has served as the Fund’s investment adviser since November 1, 2020.

On July 28, 2023, the Fund acquired the assets and assumed the liabilities of FPA Queens Road Small Cap Value Fund, a series of Bragg Capital Trust, (the “Predecessor Fund”) in a tax-free reorganization pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trust’s Board and by the Predecessor Fund’s Board on May 8, 2023. The tax-free reorganization was accomplished on July 28, 2023. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value as noted below:

Shares Issued		Net Assets
Investor Class	2,273,407	$80,361,287
Institutional Class	11,451,635	$404,622,337
Advisor Class	1,384,548	$48,836,652

The net unrealized appreciation of investments transferred was $138,240,430 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services— Investment Companies”.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The management of the Fund’s Adviser is deemed to be the Chief Operating Decision Maker with respect to the Fund’s investment decisions.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of May 31, 2026, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income annually and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(f) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.75% of the Fund’s average daily net assets up to $50 million and 0.65% of the Fund’s average daily net assets in excess of $50 million. The Adviser engages Bragg Financial Advisors, Inc. (the “Sub-Adviser”) to manage the Fund and pays the Sub-Adviser from its advisory fees.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended May 31, 2026 are reported as Fund services fees on the Statement of Operations.

Distribution Services, LLC, serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; The Adviser pays the Distributor a fee for its distribution-related services.

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or Adviser. The Fund does not compensate trustees and officers affiliated with the Fund’s Adviser or co-administrators. For the year ended May 31, 2026, the Fund’s allocated fees incurred to Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”) are reported as Trustees’ fees and expenses on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee’s deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2026 are reported as Chief Compliance Officer fees on the Statement of Operations.

Note 4 – Redemption Liquidity Service Fees

The Fund may participate in “Liquidity Programs” or “Programs” offered by independent third-party service providers, which are designed to provide an alternative liquidity source when conducting normal business activities.

Under the programs, cash is provided to the Fund to meet net shareowner redemptions, manage and optimize portfolio composition, offset transaction costs, and/or more efficiently manage the portfolio. Following purchases of Fund shares, the programs then generally redeem those shares when the Fund experiences net sales, at the end of a maximum holding period ranging from 2 to 8 days or at other times at the discretion of the program or the Adviser.

During the period that a third party holds the Fund’s shares through a Program, the third party will have the same rights and privileges with respect to those shares as any other shareholder. A third party that invests in the Fund through a Program does so on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. The third party purchases shares of the Fund at net asset value and is not subject to the Fund’s investment minimums or the limitations noted under “Excessive Trading and Market Timing” section contained in the Prospectus.

For use of certain services, the Fund pays a fee calculated by applying a fee rate to the purchase amount determined through an automated daily auction. The current minimum fee rate is 0.14% of the value of the Fund shares purchased, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, certain providers are prohibited from acquiring more than 3% of the outstanding voting securities of a Fund, while others are prohibited from acquiring more than 5%. The providers will periodically redeem their entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies. There is no assurance that these programs will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the year ended May 31, 2026, the fees associated with these programs are disclosed in the Statement of Operations within redemption liquidity service fees.

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

Liquidity Program activity during the year ended May 31, 2026 was as follows:

Shares Purchased	Value of Shares Purchased	Shares Redeemed	Value of Cash Redeemed	Value of Securities Redeemed In-kind	Total Value of Shares Redeemed	Gains on Securities Redeemed In-kind
1,714,284	$78,511,078	(1,714,284)	$(10,604,818)	$(68,704,763)	$(79,309,581)	$44,410,391

Note 5 – Federal Income Taxes

At May 31, 2026, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$930,134,374

Gross unrealized appreciation	442,908,657
Gross unrealized depreciation	(22,091,510)

Net unrealized appreciation/(depreciation)	$420,817,147

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of May 31, 2026, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$14,637,615
Undistributed long-term capital gains	37,648,134
Tax accumulated earnings	52,285,749

Accumulated capital and other losses	-
Unrealized appreciation/(depreciation) on investments	420,817,147
Unrealized deferred compensation	(11,118)
Total accumulated earnings/(deficit)	$473,091,778

The tax character of distributions paid during the fiscal years ended May 31, 2026 and May 31, 2025, were as follows:

	2026	2025
Distributions paid from:
Ordinary income	$11,029,928	$7,320,675
Net long-term capital gains	35,518,666	31,400,686
Total distributions paid	$46,548,594	$38,721,361

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2026, permanent difference in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$44,410,391	$(44,410,391)

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

Note 6 – Investment Transactions

For the year ended May 31, 2026, purchases, sales, and in-kind redemptions of investments, excluding short-term investments, were $306,611,884, $173,360,931, and $68,704,763, respectively.

Note 7 – Shareholder Servicing Plan

Pursuant to the Shareholder Service Plan adopted by the Board, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.25%, 0.10%, and 0.15% of its average daily net assets attributable to Investor Class, Institutional Class, and Advisor Class shares of the Fund, respectively. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives and/or shareholder servicing agents for these services. For the year ended May 31, 2026, the Fund’s shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2026, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Common Stocks*	$1,176,817,358	$-	$-	$1,176,817,358
Exchange-Traded Funds*	45,841,037	-	-	45,841,037
Short-Term Investments	128,293,126	-	-	128,293,126
Total	$1,350,951,521	$-	$-	$1,350,951,521

*	All sub-categories within Common Stocks and Exchange-Traded Funds represent Level 1 investments. See Schedule of Investments for industry categories.

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers into or out of Level 3 during the year ended May 31, 2026.

The Fund did not hold derivatives as of May 31, 2026.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11 – New Accounting Pronouncements

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

FPA Queens Road Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust III

and the Shareholders of the FPA Queens Road Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA Queens Road Small Cap Value Fund (the “Fund”), a series of Investment Managers Series Trust III, including the schedule of investments, as of May 31, 2026, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended May 31, 2023, were audited by other auditors, whose report dated July 26, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 30, 2026

FPA Queens Road Small Cap Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended May 31, 2026, the Fund had 83.42% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended May 31, 2026, the Fund had 83.42% of dividends paid from net investment income, designated as qualified dividend income.

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the Fund hereby designates $35,518,666 as long-term capital gains distributed during the year ended May 31, 2026. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%.

FPA Queens Road Value Fund

ANNUAL FINANCIALS AND OTHER INFORMATION

MAY 31, 2026

FPA Queens Road Value Fund

A series of Investment Managers Series Trust III

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights
Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Report of Independent Registered Public Accounting Firm	15
Supplemental Information	16

This report and the financial statements contained herein are provided for the general information of the shareholders of the FPA Queens Road Value Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective shareholder report and prospectus.

www.fpa.com

FPA Queens Road Value Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2026

Number of Shares		Value
	COMMON STOCKS — 91.4%
	AEROSPACE & DEFENSE — 7.0%
8,000	General Dynamics Corp.	$2,774,560
6,600	RTX Corp.	1,185,756
		3,960,316
	ASSET MANAGEMENT — 6.2%
6,000	Ameriprise Financial, Inc.	2,674,260
7,900	T. Rowe Price Group, Inc.	825,787
		3,500,047
	BANKING — 4.8%
9,000	JPMorgan Chase & Co.	2,693,790
	BIOTECH & PHARMA — 6.4%
13,820	Merck & Co., Inc.	1,640,711
76,000	Pfizer, Inc.	1,989,680
		3,630,391
	DIVERSIFIED INDUSTRIALS — 1.0%
3,600	3M Co.	551,268
	ELECTRICAL EQUIPMENT — 15.2%
3,400	Allegion PLC	442,238
10,000	Eaton Corp. PLC	4,006,000
9,200	Trane Technologies PLC	4,151,960
		8,600,198
	ENTERTAINMENT CONTENT — 0.9%
5,151	Walt Disney Co.	524,526
	FOOD — 4.4%
10,000	Hershey Co.	1,940,300
9,000	Mondelez International, Inc. - Class A	550,530
		2,490,830
	HEALTH CARE FACILITIES & SVCS — 6.3%
30,000	Centene Corp.*	1,788,000
4,500	Elevance Health, Inc.	1,769,355
		3,557,355
	INSTITUTIONAL FINANCIAL SVCS — 3.6%
14,500	BlackRock New York Municipal Income Trust	2,021,735
	INSURANCE — 5.6%
3	Berkshire Hathaway, Inc. - Class A*	2,132,700
10,000	Prudential Financial, Inc.	1,006,400
		3,139,100
	LEISURE FACILITIES & SERVICES — 2.1%
4,225	McDonald's Corp.	1,179,620
	MACHINERY — 1.1%
9,000	Ingersoll Rand, Inc.	644,760

1

FPA Queens Road Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2026

Number of Shares		Value
	COMMON STOCKS (Continued)
	MEDICAL EQUIPMENT & DEVICES — 2.2%
6,300	Danaher Corp.	$1,150,821
900	Solventum Corp.*	67,455
		1,218,276
	SEMICONDUCTORS — 5.3%
26,000	Intel Corp.*	2,981,680
	SOFTWARE — 7.3%
18,395	Oracle Corp.	4,153,223
	SPECIALTY FINANCE — 6.2%
11,000	American Express Co.	3,481,170
	TECHNOLOGY HARDWARE — 4.4%
20,700	Cisco Systems, Inc.	2,492,694
	TRANSPORTATION & LOGISTICS — 1.4%
3,000	Union Pacific Corp.	787,920
	TOTAL COMMON STOCKS
	(Cost $14,724,589)	51,608,899
	SHORT-TERM INVESTMENTS — 8.5%
	MONEY MARKET INVESTMENTS — 8.5%
4,828,171	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class, 3.44%(a)	4,828,171
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,828,171)	4,828,171

	TOTAL INVESTMENTS — 99.9%
	(Cost $19,552,760)	56,437,070
	Other Assets in Excess of Liabilities — 0.1%	32,201
	TOTAL NET ASSETS — 100.0%	$56,469,271

PLC – Public Limited Company

*	Non-income producing security.
(a)	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

2

FPA Queens Road Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2026

Assets:
Investments, at value (cost $19,552,760)	$56,437,070
Cash	11,000
Receivables:
Dividends and interest	87,550
Prepaid expenses	28,817
Total assets	56,564,437

Liabilities:
Payables:
Fund shares redeemed	7,563
Advisory fees	12,312
Shareholder servicing fees (Note 7)	4,062
Fund services fees	23,860
Auditing fees	15,191
Legal fees	12,256
Trustees' deferred compensation (Note 3)	7,424
Shareholder reporting fees	3,839
Chief Compliance Officer fees	1,641
Trustees' fees and expenses	1,229
Accrued other expenses	5,789
Total liabilities	95,166
Commitments and contingencies (Note 3)
Net Assets	$56,469,271

Components of Net Assets:
Capital Stock (no par value with an unlimited number of shares authorized)	$19,800,675
Total distributable earnings (accumulated deficit)	36,668,596
Net Assets	$56,469,271

Maximum Offering Price per Share:
Number of shares issued and outstanding	1,606,247
Net asset value per share	$35.16

See accompanying Notes to Financial Statements.

3

FPA Queens Road Value Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2026

Investment income:
Dividends	$836,511
Interest	173,776
Total investment income	1,010,287

Expenses:
Advisory fees	500,505
Shareholder servicing fees (Note 7)	45,540
Fund services fees	67,850
Trustees' fees and expenses	34,000
Legal fees	20,037
Auditing fees	16,829
Registration fees	15,631
Insurance fees	13,011
Chief Compliance Officer fees	8,837
Miscellaneous	8,099
Shareholder reporting fees	4,226
Total expenses	734,565
Advisory fees waived	(363,951)
Net expenses	370,614
Net investment income (loss)	639,673

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	274,524
Total realized gain (loss)	274,524
Net change in unrealized appreciation (depreciation) on:
Investments	7,060,852
Net change in unrealized appreciation (depreciation)	7,060,852
Net realized and unrealized gain (loss)	7,335,376

Net Increase (Decrease) in Net Assets from Operations	$7,975,049

See accompanying Notes to Financial Statements.

4

FPA Queens Road Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2026	For the Year Ended May 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$639,673	$653,623
Total realized gain (loss) on investments	274,524	-
Net change in unrealized appreciation (depreciation) on investments	7,060,852	1,550,465
Net increase (decrease) in net assets resulting from operations	7,975,049	2,204,088

Distributions to Shareholders:
Distributions	(1,399,923)	(1,843,837)
Total distributions to shareholders	(1,399,923)	(1,843,837)

Capital Transactions:
Net proceeds from shares sold	9,016,784	13,662,215
Reinvestment of distributions	1,394,593	1,837,884
Cost of shares redeemed	(10,812,315)	(13,032,860)
Net increase (decrease) in net assets from capital transactions	(400,938)	2,467,239

Total increase (decrease) in net assets	6,174,188	2,827,490

Net Assets:
Beginning of period	50,295,083	47,467,593
End of period	$56,469,271	$50,295,083
Capital Share Transactions:
Shares sold	273,808	429,960
Shares reinvested	43,486	59,421
Shares redeemed	(329,229)	(416,773)
Net increase (decrease) in capital share transactions	(11,935)	72,608

See accompanying Notes to Financial Statements.

5

FPA Queens Road Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended May 31,
	2026	2025	2024	2023[1]	2022[1]
Net asset value, beginning of period	$31.08	$30.71	$23.86	$24.37	$29.21
Income from Investment Operations:
Net investment income[2]	0.40	0.41	0.39	0.36	0.32
Net realized and unrealized gain (loss)	4.59	1.10	7.26	(0.20)	(0.63)
Total from investment operations	4.99	1.51	7.65	0.16	(0.31)

Less Distributions:
From net investment income	(0.42)	(0.40)	(0.35)	(0.36)	(0.37)
From net realized gains	(0.49)	(0.74)	(0.45)	(0.31)	(4.16)
Total distributions	(0.91)	(1.14)	(0.80)	(0.67)	(4.53)
Net asset value, end of period	$35.16	$31.08	$30.71	$23.86	$24.37

Total return[3]	16.31%	4.91%	32.53%	0.65%	(2.19)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$56,469	$50,295	$47,468	$31,729	$34,335

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.39%	1.35%	1.61%	2.10%	1.95%
After fees waived and expenses absorbed	0.70%[4]	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.52%	0.60%	0.47%	0.04%	(0.18)%
After fees waived and expenses absorbed	1.21%	1.30%	1.43%	1.49%	1.12%

Portfolio turnover rate	0%	0%	9%	0%	4%

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Ernst & Young LLP.
[2]	Based on average shares outstanding for the period.
[3]	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
[4]	Effective October 1, 2025, the Adviser has contractually agreed to limit the annual fund operating expenses to 0.73%. Prior to October 1, 2025, the Adviser had contractually agreed to limit the annual fund operating expenses to 0.65%.

See accompanying Notes to Financial Statements.

6

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2026

Note 1 – Organization

FPA Queens Road Value Fund (the “Fund”) is a diversified series of Investment Managers Series Trust III (the “Trust”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital growth. First Pacific Advisors, LP (the “Adviser”) has served as the Fund’s investment adviser since November 1, 2020.

On July 28, 2023, the Fund acquired the assets and assumed the liabilities of FPA Queens Road Value Fund, a series of Bragg Capital Trust, (the “Predecessor Fund”) in a tax-free reorganization pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trust’s Board and by the Predecessor Fund’s Board on May 8, 2023. The tax-free reorganization was accomplished on July 28, 2023. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value as noted below:

Shares Issued	Net Assets
1,309,954	$34,362,082

The net unrealized appreciation of investments transferred was $22,847,187 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services— Investment Companies”.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The management of the Fund’s Adviser is deemed to be the Chief Operating Decision Maker with respect to the Fund’s investment decisions.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

7

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of May 31, 2026, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

8

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(f) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Adviser at the annual rate of 0.95% of the Fund’s average daily net assets. The Adviser engages Bragg Financial Advisors, Inc. (the “Sub-Adviser”) to manage the Fund and pays the Sub-Adviser from its advisory fees.

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) do not exceed 0.73% of the Fund’s average daily net assets. Prior to October 1, 2025, the limit of the annual operating expenses was 0.65%. This agreement is in effect until September 30, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. For the year ended May 31, 2026, the Adviser waived a portion of its advisory fees totaling $363,951.

These expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. Similarly, the Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Adviser to the Predecessor Fund prior to the Predecessor Fund's reorganization on July 28, 2023 for a period ending three years after the date of the waiver or payment. This agreement may be terminated only by the Fund’s Board of Trustees (the “Board”), upon written notice to the adviser. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. As of May 31, 2026, the Adviser may seek recoupment for previously waived or reimbursed expenses, subject to the limitations noted above, no later than the dates as outlined below:

9

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

May 31, 2027	$354,046
May 31, 2028	352,543
May 31, 2029	363,951
Total	$1,070,540

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended May 31, 2026 are reported as Fund services fees on the Statement of Operations.

Distribution Services, LLC, serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; The Adviser pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or Adviser. The Fund does not compensate trustees and officers affiliated with the Fund’s Adviser or co-administrators. For the year ended May 31, 2026, the Fund’s allocated fees incurred to Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”) are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee’s deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2026 are reported on the Statement of Operations.

Note 4 – Redemption Liquidity Service Fees

The Fund may participate in “Liquidity Programs” or “Programs” offered by independent third-party service providers, which are designed to provide an alternative liquidity source when conducting normal business activities.

Under the programs, cash is provided to the Fund to meet net shareowner redemptions, manage and optimize portfolio composition, offset transaction costs, and/or more efficiently manage the portfolio. Following purchases of Fund shares, the programs then generally redeem those shares when the Fund experiences net sales, at the end of a maximum holding period ranging from 2 to 8 days or at other times at the discretion of the program or the Adviser.

10

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

During the period that a third party holds the Fund’s shares through a Program, the third party will have the same rights and privileges with respect to those shares as any other shareholder. A third party that invests in the Fund through a Program does so on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. The third party purchases shares of the Fund at net asset value and is not subject to the Fund’s investment minimums or the limitations noted under “Excessive Trading and Market Timing” section contained in the Prospectus.

For use of certain services, the Fund pays a fee calculated by applying a fee rate to the purchase amount determined through an automated daily auction. The current minimum fee rate is 0.14% of the value of the Fund shares purchased, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, certain providers are prohibited from acquiring more than 3% of the outstanding voting securities of a Fund, while others are prohibited from acquiring more than 5%. The providers will periodically redeem their entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies. There is no assurance that these programs will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. During the year ended May 31, 2026, the fees associated with these programs are disclosed in the Statement of Operations within redemption liquidity service fees.

Note 5 – Federal Income Taxes

At May 31, 2026, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$19,560,994

Gross unrealized appreciation	37,505,369
Gross unrealized depreciation	(629,293)

Net unrealized appreciation/(depreciation)	$36,876,076

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of May 31, 2026, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$281,723
Undistributed long-term capital gains	82,520
Tax accumulated earnings	364,243

Accumulated capital and other losses	(564,299)
Unrealized appreciation/(depreciation) on investments	36,876,076
Unrealized deferred compensation	(7,424)
Total accumulated earnings/(deficit)	$36,668,596

11

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

The tax character of distributions paid during the fiscal years ended May 31, 2026 and May 31, 2025, were as follows:

	2026	2025
Distributions paid from:
Ordinary income	$643,619	$643,806
Net long-term capital gains	756,303	1,200,031
Total distributions paid	$1,399,922	$1,843,837

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2026, no permanent difference in book and tax accounting has been reclassified to paid-in capital and total distributable earnings/(losses).

Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(1)	$1

Note 6 – Investment Transactions

For the year ended May 31, 2026, purchases and sales of investments, excluding short-term investments, were $0 and $1,661,283, respectively.

Note 7 – Shareholder Servicing Plan

Pursuant to the Shareholder Service Plan adopted by the Board, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.25% of its average daily net assets attributable to shares of the Fund. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives and/or shareholder servicing agents for these services. For the year ended May 31, 2026, the Fund’s shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

12

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2026, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Common Stocks*	$51,608,899	$-	$-	$51,608,899
Short-Term Investments	4,828,171	-	-	4,828,171
Total	$56,437,070	$-	$-	$56,437,070

*	All sub-categories within Common Stocks represent Level 1 investments. See Schedule of Investments for industry categories.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the year ended May 31, 2026.

The Fund did not hold derivatives as of May 31, 2026.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

13

FPA Queens Road Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2026

Note 11 – New Accounting Pronouncements

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

Note 12 – Reorganization Information

On October 14, 2025, based on the recommendation of the Fund’s Adviser and Sub-Adviser, the Board of Trustees of the Trust has approved the reorganization of the Fund into an exchange-traded fund (the “Reorganization”). The Reorganization of the Fund is subject to approval by its shareholders and will occur pursuant to an Agreement and Plan of Reorganization whereby the Fund will transfer all of its assets and liabilities to the FPA Queens Road Value ETF (the “ETF”), a newly created series of the Trust. If approved, each shareholder of the Fund will receive shares of the ETF and/or cash equal to the value of the shares of the Fund owned by the shareholder.

There will be no change in the Fund’s investment objective, principal investment strategies or portfolio management in connection with the Reorganization. Further, there will be no change to the Adviser or the Sub-Adviser serving as the investment adviser and sub-adviser, respectively, to the ETF following the Reorganization. The Reorganization is not generally expected to result in the recognition of gain or loss by the Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, or with respect to redemptions of shares held through an account that is not permitted to hold the ETF shares as discussed below). The costs of the Reorganization will be borne by the Adviser and Sub-Adviser.

At the meeting held on April 6, 2026, shareholders of the Fund approved the Reorganization, and the results of the shareholder meeting are disclosed on Supplemental Information page. The Reorganization is expected to take effect in the fourth quarter of 2026.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust III

and the Shareholders of the FPA Queens Road Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA Queens Road Value Fund (the “Fund”), a series of Investment Managers Series Trust III, including the schedule of investments, as of May 31, 2026, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended May 31, 2023, were audited by other auditors, whose report dated July 26, 2023 expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 30, 2026

15

FPA Queens Road Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended May 31, 2026, the Fund had 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the year ended May 31, 2026, the Fund had 100% of dividends paid from net investment income, designated as qualified dividend income.

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the Fund designates $756,303 as long-term capital gains distributed during the year ended May 31, 2026. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%.

Shareholder Meeting Results

The shareholders of the Fund approved the reorganization of the FPA Queens Road Value Fund (the “Fund”) into an exchange-traded fund (the “Reorganization”). The Reorganization of the Fund will occur pursuant to an Agreement and Plan of Reorganization whereby the Fund will transfer all of its assets and liabilities to the FPA Queens Road Value ETF (the “ETF”), a newly organized exchange-traded fund (“ETF”) series of the Trust.

At the meeting held on April 6, 2026, shareholders of the Fund approved the Reorganization and the results of the shareholder meeting are as follows:

	Shares Voted	% of Voted	% of Total
For	816,762	99.27%	50.06%
Against	4,179	0.51%	0.26%
Abstain/Withheld	1,797	0.22%	0.11%
Total	822,738	100.000%	50.43%

The Reorganization is expected to take effect in the fourth quarter of 2026.

16

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Proxy Disclosures for Open-End Management Investment Companies are included in Item 7, as part of the financial statements.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

FPA Queens Road Small Cap Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

At an in-person meeting held on April 21, 2026, the Board of Trustees (the “Board”) of Investment Managers Series Trust III (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and First Pacific Advisors, LP (the “Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Advisor, and Bragg Financial Advisors, Inc. (the “Sub-Advisor”), with respect to the FPA Queens Road Small Cap Value Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving the renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor’s and the Sub-Advisor’s compliance policies and procedures, cybersecurity, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Russell 3000 Total Return Index (the “Russell 3000 Index”), the Russell 2000 Value Total Return Index (the “Russell 2000 Value Index”), and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Small Value category (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2025; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. No representatives of the Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Fund Advisory Agreements, the Independent Trustees met separately in an executive session to consider the Fund Advisory Agreements, including the items discussed below. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Fund Advisory Agreements, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

FPA Queens Road Small Cap Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

First Pacific Advisors, LP

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one-, three-, five-, and ten-year periods were above the Peer Group and Fund Universe median returns and the Russell 2000 Value Index returns, but below the Russell 3000 Index returns by 3.79%, 8.90%, 2.89%, and 4.41%, respectively for those periods. The Trustees considered the Advisor’s assertion that the Russell 3000 Index is not an appropriate benchmark for purposes of comparing the Fund’s performance, and that the Russell 3000 Index is included as the Fund’s broad-based securities market index solely to comply with regulatory requirements.

The Board considered the overall quality of services provided by the Advisor to the Fund. In doing so, the Board considered the Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure and compliance procedures. In addition, the Board considered the respective roles of the Advisor and the Sub-Advisor, noting that the Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Fund.

Advisor Profitability and Costs

The Board and the Independent Trustees considered information provided by the Advisor regarding its costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship with the Fund. The Trustees reviewed and considered the Advisor’s representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Trustees considered the general process through which individuals’ compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor’s methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Trustees recognized that the Advisor is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Advisor from its relationship with the Fund was reasonable.

FPA Queens Road Small Cap Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Economies of Scale

The Board and the Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund’s asset levels and any economies of scale that may exist. The Trustees considered the Advisor’s representation that its internal costs of providing investment management services to the Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund’s investments, as well as the Advisor’s investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor’s investment teams. The Trustees also noted the Advisor’s representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it provides to the Fund. The Trustees also considered the Advisor’s willingness to close funds to new investors when it believes that the Fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

The Board and the Independent Trustees noted that the advisory fee schedule for the Fund contained breakpoints. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund’s assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Advisor’s representation that it believes that additional breakpoints are currently not warranted for the Fund given the ongoing additional investments the Advisor is making in its business for the benefit of the Fund, the increases in compensation paid to attract and retain high quality investment professionals, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund’s assets, all of which could negatively impact the Advisor’s profitability. The Trustees concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor’s service infrastructure, and that in light of these investments, additional breakpoints to the Fund’s advisory fee structure were not warranted at current asset levels.

Benefits to the Advisor

The Board and the Independent Trustees considered other “fall out” benefits received by the Advisor as a result of its relationship with the Fund, other than the advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

FPA Queens Road Small Cap Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Bragg Financial Advisors, Inc.

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Trustees noted that, as the sole sub-advisor to the Fund, the Sub-Advisor is primarily responsible for the day-to-day management of the Fund and its investment results, which the Board had discussed when considering the Advisory Agreement with the Advisor. The Trustees noted that the Advisor was recommending the renewal of the Sub-Advisory Agreement. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board and the Independent Trustees considered information provided by the Sub-Advisor regarding the Fund’s sub-advisory fee. The Board and the Independent Trustees noted that the Fund’s sub-advisory fee was within the range of the advisory fees that the Sub-Advisor charges to manage separate accounts using similar strategies as the Fund. The Board observed that the Advisor pays the Sub-Advisor’s sub-advisory fee out of the Advisor’s advisory fee. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor pursuant to the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board and the Independent Trustees considered other “fall out” benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the sub-advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

FPA Queens Road Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

At an in-person meeting held on April 21, 2026, the Board of Trustees (the “Board”) of Investment Managers Series Trust III (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and First Pacific Advisors, LP (the “Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Advisor, and Bragg Financial Advisors, Inc. (the “Sub-Advisor”), with respect to the FPA Queens Road Value Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving the renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Advisor’s and the Sub-Advisor’s compliance policies and procedures, cybersecurity, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Index, the S&P 500 Value Index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Large Value category (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2025; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. No representatives of the Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Fund Advisory Agreements, the Independent Trustees met separately in an executive session to consider the Fund Advisory Agreements, including the items discussed below. The Board, including all of the Independent Trustees, then met and also considered a variety of factors for renewal of the Fund Advisory Agreements, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

FPA Queens Road Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

First Pacific Advisors, LP

Nature, Extent, and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the ten-year period was above the Peer Group and Fund Universe median returns, but below the S&P 500 Value Index return and the S&P 500 Index return by 0.34% and 3.43%, respectively. The Fund’s annualized total return for the five-year period was below the Peer Group and Fund Universe median returns, the S&P 500 Value Index return, and the S&P 500 Index return by 0.19%, 0.80%, 1.70%, and 3.16%, respectively. For the three-year period, the Fund’s annualized total return was below the Fund Universe and Peer Group median returns, the S&P 500 Value Index return, and the S&P 500 Index return by 0.20%, 1.80%, 2.28%, and 9.47%, respectively. The Fund’s total return for the one-year period was below the S&P 500 Value Index return by 7.14%, the Fund Universe median return by 9.66%, the Peer Group median return by 9.98%, and the S&P 500 Index return by 11.83%. The Trustees considered the Advisor’s assertion that the S&P 500 Index is not an appropriate benchmark for purposes of comparing the Fund’s performance, and that the S&P 500 Index is included as the Fund’s broad-based securities market index to comply with regulatory requirements. The Trustees observed that the Fund’s performance ranked it in the top quartile of the funds in the Peer Group for the ten-year period. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation; its risk-adjusted returns, as measured by its Sharpe ratio; and its downside volatility, as measured by its Morningstar risk score, ranked it in the first or second quartile of the funds (which are the most favorable) in the Peer Group and Fund Universe for the ten-year period.

The Board considered the overall quality of services provided by the Advisor to the Fund. In doing so, the Board considered the Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Advisor, as well as its compliance structure and compliance procedures. In addition, the Board considered the respective roles of the Advisor and the Sub-Advisor, noting that the Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was above the Peer Group and Fund Universe medians by 0.20% and 0.32%, respectively. The Trustees observed that the Advisor has been waiving fees since it began managing the Fund in 2020. The Trustees considered that the Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Advisor.

FPA Queens Road Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median, but higher than Fund Universe median by 0.03%. The Trustees observed, however, that the average net assets of the Fund were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Advisor provides to the Fund.

Advisor Profitability and Costs

The Board and the Independent Trustees considered information provided by the Advisor regarding its costs in providing services to the Fund, the profitability of the Advisor and the benefits to the Advisor from its relationship with the Fund. The Trustees reviewed and considered the Advisor’s representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost, and overhead costs with respect to the provision of investment advisory services. The Trustees considered the general process through which individuals’ compensation is determined and then reviewed by the management committee of the Advisor, as well as the Advisor’s methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. The Trustees observed that the Advisor had waived a majority of its advisory fee for the Fund and had not realized a profit with respect to the Fund.

Economies of Scale

The Board and the Independent Trustees considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the advisory fee rate is reasonable in relation to the Fund’s asset levels and any economies of scale that may exist. The Trustees considered the Advisor’s representation that its internal costs of providing investment management services to the Fund have increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund’s investments, as well as the Advisor’s investment in building a highly-seasoned trading, compliance, valuation, client service and operations staff to support the Advisor’s investment teams. The Trustees also noted the Advisor’s representation that it would continue making such investments in its personnel, systems, and facilities in an effort to maintain and increase the level and quality of services that it provides to the Fund. The Trustees also considered the Advisor’s willingness to close funds to new investors when it believes that the Fund has limited capacity to grow or when it otherwise would be detrimental to fund shareholders.

The Board and the Independent Trustees noted that the advisory fee schedule for the Fund does not have breakpoints. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund’s assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Advisor’s representation that it believes that breakpoints are currently not warranted for the Fund given the ongoing additional investments the Advisor is making in its business for the benefit of the Fund, the increases in compensation paid to attract and retain high quality investment professionals, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund’s assets, all of which could negatively impact the Advisor’s profitability. The Trustees concluded that the Fund is benefitting from the ongoing investments made by the Advisor in its team of personnel serving the Fund and in the Advisor’s service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund’s advisory fee structure was not warranted at current asset levels.

FPA Queens Road Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Benefits to the Advisor

The Board and the Independent Trustees considered other “fall out” benefits received by the Advisor as a result of its relationship with the Fund, other than the advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Bragg Financial Advisors, Inc.

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Trustees noted that, as the sole sub-advisor to the Fund, the Sub-Advisor is primarily responsible for the day-to-day management of the Fund and its investment results, which the Board had discussed when considering the Advisory Agreement with the Advisor. The Trustees noted that the Advisor was recommending the renewal of the Sub-Advisory Agreement. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board and the Independent Trustees considered information provided by the Sub-Advisor regarding the Fund’s sub-advisory fee. The Board and the Independent Trustees noted that the Fund’s sub-advisory fee was within the range of the advisory fees that the Sub-Advisor charges to manage separate accounts using similar strategies as the Fund. The Board observed that the Advisor pays the Sub-Advisor’s sub-advisory fee out of the Advisor’s advisory fee. The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor pursuant to the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board and the Independent Trustees considered other “fall out” benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the sub-advisory fee, including research services provided to it by broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, the intangible benefits of its association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

FPA Queens Road Value Fund

Board Consideration of Investment Advisory and Sub-Advisory Agreements (Unaudited)

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable.

(b)	Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2023.

(a)	(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Instruction to paragraph (a)(2). Not Applicable.

(a)	(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(a)	(4) Not Applicable

(a)	(5) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust III

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	8/7/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	8/7/2026

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	8/7/2026